                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
              MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT
                        (JUMBO FIXED RATE MORTGAGE LOANS)

                         (COUNTRYWIDE HOME LOANS, INC.--
                  BANC OF AMERICA MORTGAGE CAPITAL CORPORATION)

     This Amendment No. 1 (this "Amendment"), dated as of July 1, 2003, by and among BANK OF AMERICA, N.A., a national banking association (the "Assignee"),
BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, a North Carolina corporation (the
"Purchaser"), and COUNTRYWIDE HOME LOANS, INC., a New York corporation (the
"Company") is to that certain Master Mortgage Loan Purchase and Servicing
Agreement (the "Agreement"), dated as of April 1, 2003, by and between the
Purchaser and the Company. The Purchaser has previously assigned its interest in the Agreement with respect to certain Mortgage Loans purchased from the Company prior to the date hereof to the Assignee.

     With respect to the Agreement, the Company, the Assignee and the Purchaser
hereby agree as follows:

     1. The definition "Accepted Servicing Practices" is amended by inserting immediately after the language "and local law" the following, "and the Fannie
Mae Single Family Servicing Guide".

     2. The following Section is inserted into the Agreement (and the Table of
Contents is amended accordingly):

          4.19 AUTOMATED SERVICING SYSTEMS.

          Countrywide shall setup, format, maintain and transmit to the
          Purchaser Countrywide's mortgage servicer file and other electronic data storage and transmission systems related to the Mortgage Loans
          (collectively, the "Servicing Systems") in accordance with the guidelines and requirements set forth in Exhibit G attached hereto
          (the "Servicer Requirements"), and Countrywide shall cooperate with the Purchaser to receive data from the Purchaser that is to be incorporated in the Servicing Systems in accordance with the Servicer
          Requirements.

     3. Section 5.02 is amended by inserting the following language as the first paragraph thereof:

          Not later than the fifth (5th) Business Day of each month, Countrywide shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such Remittance Date in electronic format agreed upon by Countrywide and the Purchaser.

     4. The following Section is inserted into the Agreement (and the Table of
Contents is amended accordingly):

          SECTION 6.07 COOPERATION WITH THIRD-PARTY SERVICE PROVIDERS.

          Countrywide shall cooperate with the Purchaser in servicing the
          Mortgage Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Purchaser in connection with such third party service providers and the provision of third party services; provided, however, that such requirements are reasonably acceptable to Countrywide and pose no greater risk, obligation or expense to Countrywide than otherwise set forth in this Agreement. Any additional costs and/or expenses shall be paid by the requesting party."

     5. Section 8.12 is amended by inserting the following language as the third paragraph thereof:

          Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind
          (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with
          U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

     6. The language contained in Exhibit A hereto is inserted into the
Agreement as Exhibit G thereto in its entirety.

                                        2

     7. Section 3.02(uu) is amended by deleting the word "and" following the semi-colon (;) at the end of such Section.

     8. Section 3.02(vv) is amended by deleting the period (.) at the end of such Section and inserting in its place a semi-colon (;) followed by "and".

     Upon execution of this Amendment, the Agreement as it relates to Mortgage
Loans sold to the Purchaser by the Company prior to the date hereof and owned by the Assignee as of the date hereof will be read to contain the above amendments, and any future reference to the Agreement will mean the Agreement as so modified. The parties hereto acknowledge that the Agreement has not been modified or amended, except as otherwise expressly described or provided for herein.

     Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Agreement.

                               [SIGNATURES FOLLOW]

                                        3

     IN WITNESS HEREOF, the parties have caused their names to be signed to this
Amendment No. 1 by their respective duly authorized officers as of the date first written above.

                                        COUNTRYWIDE HOME LOANS, INC.
                                        a New York corporation

                                        By: /s/ Celia Coulter
                                            ------------------------------------
                                        Name: Celia Coulter
                                        Title: Executive Vice President

                                        BANC OF AMERICA MORTGAGE CAPITAL
                                        CORPORATION
                                        a North Carolina corporation

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Bruce W. Good

                                        BANK OF AMERICA, N.A.
                                        a national banking association

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Bruce W. Good

         [Signature Page to Amendment No. 1 to the CWHL MMLPSA (Jumbo)]

                                        4

                                    EXHIBIT A

                              SERVICER REQUIREMENTS

o    LOADING/UPDATING INVESTOR HEADERS

     1.   Bank of America will provide investor matrix for input on Servicer system, if applicable. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.

     2.   The Servicer will load investor information upon receipt or before month end for inclusion on the next month-end file to Bank of America.

     3.   The Servicer will include the investor information on the Monthly
          Servicer File and the Monetary File.

o    LOADING ACCOUNT NUMBERS

     1.   Upon receipt of a funding schedule, Bank of America will deliver a cross reference of Servicer-to-Bank of America account numbers within
          24 hours (or same day, if last day of the month). The account numbers will be delivered in an electronic format that is agreed upon.

     2.   The Servicer will load account numbers upon receipt or before month end to ensure inclusion with the next month-end files to Bank of
          America.

o    AUTOMATED MONETARY TRANSACTION FILE

     1.   The Servicer will establish a process to feed a Monthly Servicer File to Bank of America that contains loan information specified in the MSF layout provided.

     2.   The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the Bank of
          America LSBO portfolio.

     3.   The file will cut-off at month-end, including any changes or transactions that occur on the last day of the month.

     4.   The file will be transmitted from the Servicer to the specified mailbox at Bank of America.

     5.   Bank of America will receive and process the electronic file on the first business day of the month for the previous month-end file.

     6.   The Servicer will provide an email providing file details for balancing.

o    MONTHLY SERVICER FILE - ONGOING PROCESS

     1.   The Servicer will establish a process to feed a Monthly Servicer File
          (MSF) to Bank of America that contains loan information specified in the MSF layout provided.

                                        5

     2.   The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the Bank of
          America LSBO portfolio.

     3.   The file will cut-off at month-end, including any changes or transactions that occur on the last day of the month.

     4.   The file will be transmitted from the Servicer to the specified mailbox at Bank of America.

     5.   Bank of America will receive and process the electronic file on the first business day of the month for the previous month-end file.

     6.   The Servicer will provide an email providing file details for balancing.

o    MONTHLY SERVICER FILE - TEST FILE

For testing purposes, Bank of America requests a sample file that represents the
Monthly Servicer File.

     1.   The Servicer will load/update investor header information received from Bank of America.

     2.   Bank of America will receive and process the file on the first business day of the month for the previous month-end file.

     3.   The Servicer will provide an email providing file details for balancing.

o    REPORTING REQUIREMENTS

The Servicer will provide the following reports to Bank of America by the 1st business day of the month, unless otherwise specified. Reports will be provided in an electronic format, unless otherwise specified. The reports listed below are required for the LSBO project; reports in addition to these may also be required.

The description of these reports is as follows:

     o    COLLECTION REPORT - Report that summarizes the collections made during the reporting period.

     o    PAID IN FULL REPORT - Report that summarizes paid in full loans made during the reporting period.

     o    TRIAL BALANCE REPORT - Monthly statement of mortgage accounts or a trial balance as of the cutoff date.

     o    SCHEDULED REMITTANCE REPORTS - Servicers send on a monthly basis. We would like this report by the 5th business day.

     o    DELINQUENCY REPORT - Report from the servicer to be sent by the 5th business day. LSBO would like this report sent via e-mail or fax.

                                        6